UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2009
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1
EX-99.1

Item 1.01 Entry Into a Material Definitive Agreement
On May 1, 2009, Tollgrade Communications, Inc. (the “Company”) entered into an agreement with Cheetah Technologies, L.P. (“Buyer”) to sell substantially all of the assets of the Company’s cable industry status monitoring product line (the “Agreement”). The sale price is $3,150,000, subject to adjustment for certain items pursuant to the terms of the Agreement. $2,750,000 of the price is payable in cash and $400,000 is payable under the terms of a Company-held note payable over a period of two years. The Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations, and closing of the transaction is subject to completion of certain customary closing conditions. The Agreement provides that the transaction is to close within ten business days after completion of the closing conditions or no later than May 15, 2009, unless closing is delayed in accordance with the Agreement.
The foregoing summary of the Agreement is qualified in its entirety by reference to the full terms and conditions of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
A copy of the Company’s press release announcing the Agreement is furnished as Exhibit 99.1 to this Report and incorporated by reference into this Item 7.01.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
10.1	Asset Purchase Agreement by and among Tollgrade Communications, Inc. (PA), Tollgrade Communications, Inc. (DE) and Cheetah Technologies, L.P., dated May 1, 2009

99.1	Press Release announcing entry into agreement with Cheetah Technologies, L.P.*

*	Exhibit 99.1 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: May 5, 2009	By:	/s/ Sara M. Antol
Sara M. Antol
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement by and among Tollgrade Communications, Inc. (PA), Tollgrade Communications, Inc. (DE) and Cheetah Technologies, L.P., dated May 1, 2009

99.1	Press Release announcing entry into agreement with Cheetah Technologies, L.P.